Exhibit 24


                               POWER OF ATTORNEY


     The undersigned hereby appoints ROBERT H. BEBER, PETER D. HOUCHIN and ROBERT B. LAMM as his/her true and lawful attorneys-in-fact for the purpose of signing all registration statements on Form S-8, and all amendments thereto, to be filed by W. R. GRACE & CO., a Delaware corporation ("Company"), with the Securities and Exchange Commission with respect to the Company's 1996 Stock Incentive Plan and the Company's 1996 Stock Retainer Plan for Nonemployee Directors, as well as the following plans of W. R. Grace & Co., a New York corporation, being assumed by the Company: 1981 Stock Incentive Plan, 1986 Stock Incentive Plan, 1989 Stock Incentive Plan, 1994 Stock Incentive Plan, Hourly Employees Savings and Investment Plan and Salaried Employees Savings and Investment Plan. Each of such attorneys-in-fact is appointed with full power to act without the other.

                  /s/A. J. Costello                    /s/T. A. Holmes
                  /s/H. A. Eckmann                     /s/V. A. Kamsky
                  /s/M. A. Fox                         /s/J. E. Phipps
                  /s/J. W. Frick                       /s/T. A. Vanderslice






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                               POWER OF ATTORNEY


     The undersigned hereby appoints ROBERT H. BEBER and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing all registration statements on Form S-8, and all amendments thereto, to be filed by W. R. GRACE & CO., a Delaware corporation ("Company"), with the Securities and Exchange Commission with respect to the Company's 1996 Stock Incentive Plan and the Company's 1996 Stock Retainer Plan for Nonemployee Directors, as well as the following plans of W. R. Grace & Co., a New York corporation, being assumed by the Company: 1981 Stock Incentive Plan, 1986 Stock Incentive Plan, 1989 Stock Incentive Plan, 1994 Stock Incentive Plan, Hourly Employees Savings and Investment Plan and Salaried Employees Savings and Investment Plan. Each of such attorneys-in-fact is appointed with full power to act without the other.



                                   /s/ Peter D. Houchin
                                       /s/ K. A. Browne